Page 1 of 8 COSTAR GROUP, INC. RESTRICTED STOCK AGREEMENT 2025 STOCK INCENTIVE PLAN CoStar Group, Inc. (the “Company”) has granted you an award of restricted stock under the CoStar Group, Inc. 2025 Stock Incentive Plan, as may be amended and/or restated from time to time (the “Plan”), on the terms and conditions set forth below: 1. Grant of Restricted Stock. On the issue date indicated above (the “Date of Grant”), the Company hereby grants to you the number of shares indicated above (the “Shares”) of common stock of the Company (the “Common Stock”) at the purchase price of $0.01 per share (the “Purchase Price”), subject to the terms and conditions set forth below (the “Stock Grant”). 2. Governing Plan. This Stock Grant is subject in all respects to the applicable provisions of the Plan, a copy of the current form of which may be accessed, viewed and/or printed under the “Documents” section of the Shareworks™ website under “Guides and General Reference”. By accepting (by electronically signing) this agreement (the “Agreement”), you acknowledge that you have received and read the Plan. This Agreement incorporates the Plan by reference and specifies other applicable terms and conditions. All capitalized terms not defined by this Agreement have the meanings given in the Plan. Whenever a conflict may arise between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. 3. Lapse of Restrictions. a. The Stock Grant shall vest as indicated in the vest schedule above. In accordance with Section 4 below, any portion of the Stock Grant that has not vested at your termination of employment, consultancy, directorship or other position making you an eligible participant under the Plan (a “Termination of Service”) will not thereafter vest, unless the Compensation Committee of the Company’s Board of Directors (or other administrator of the Plan, the “Administrator”) determines otherwise in accordance with the Plan (including Section 5(e) and Section 16(d) of the Plan). b. Notwithstanding the foregoing, if a Change in Control occurs in which the Stock Grant is assumed, continued or substituted pursuant to Section 5 and you experience a Termination of Service by the Company or a Subsidiary without Cause within twelve (12) months following the Change in Control, any unvested portion of the Stock Grant shall automatically become 100% vested on the date of such Termination of Service. i. “Change in Control” means the occurrence of any one or more of the following events: • a Person (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (other than the Company, any Company subsidiary, any Company benefit plan, or any underwriter

Page 2 of 8 temporarily holding securities for an offering of such securities) acquires ownership of more than 80% of the undiluted total voting power of the Company’s then outstanding securities eligible to vote to elect members of the Company’s Board of Directors (the “Company Voting Securities”); • consummation of a merger, consolidation or reorganization of the Company with or into any other entity, unless the holders of the Company Voting Securities outstanding immediately before such consummation, together with any trustee or other fiduciary holding securities under a Company benefit plan, hold securities that represent immediately after such merger or consolidation at least 20% of the combined voting power of the then outstanding voting securities of either the Company or the other surviving entity or its parent; or • the stockholders of the Company approve (A) a plan of complete liquidation or dissolution of the Company or (B) an agreement for the Company’s sale or disposition of all or substantially all of the Company’s assets, and such liquidation, dissolution, sale or disposition is consummated. Even if other tests are met, a Change in Control will not have occurred under any circumstances in which the Company files for bankruptcy protection or is reorganized following a bankruptcy filing. ii. “Cause” means: (i) if you are party to a written employment, consulting or similar agreement with the Company or any of its Subsidiaries in which the term “cause” is defined, “Cause” as defined in such agreement, and (ii) if no such agreement exists, (A) the Administrator’s determination that you failed to substantially perform your duties (other than a failure resulting from your permanent and total disability (as determined under Section 22(e)(3) of the Code); (B) the Administrator’s determination that you failed to carry out, or comply with any lawful and reasonable directive of the Company’s Board of Directors or your immediate supervisor; (C) the occurrence of any act or omission by you that could reasonably be expected to result in (or has resulted in) your conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (D) your unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or any of its Subsidiaries or while performing your duties and responsibilities for the Company or any of its Subsidiaries; or (E) your commission of an act of fraud, embezzlement,

Page 3 of 8 misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its Subsidiaries. c. The vesting period of the Stock Grant may be adjusted by the Administrator to reflect the decreased level of employment during any period in which you are on an approved leave of absence or employed on a less than full time basis, provided, that the Administrator may take into consideration any accounting consequences to the Company. 4. Termination of Service. Notwithstanding Section 3 above, but subject to Section 3(b), if you incur a Termination of Service, the Stock Grant shall immediately terminate and be cancelled to the extent it is not vested on the date of your termination, and any Shares subject to this Agreement which have not vested on or before that date shall be forfeited without the payment of any additional consideration. 5. Change in Control. Upon a Change in Control, unless the Administrator determines otherwise, any unvested portion of the Stock Grant will fully vest pursuant to Section 3(d) above unless provision is made in writing in connection with such transaction for the occurrence of one of the following events (as determined by the Administrator): (i) the assumption or continuation of the outstanding Stock Grant or (ii) the substitution of such Stock Grant with a comparable award (as determined by the Administrator), with appropriate adjustments as to the number and kind of shares of stock, in which event the Stock Grant (or substitute awards) will continue in the manner and under their applicable terms (as modified by Section 3(b)). 6. Restriction on Sale or Other Transfer. You shall not sell, pledge, assign, transfer, hypothecate or otherwise dispose of any unvested portion of the Stock Grant, and such unvested portion of the Stock Grant shall not be subject to execution, attachment or similar legal process. Any attempt to sell, pledge, assign, transfer, hypothecate or otherwise dispose of any unvested portion of the Stock Grant, or to subject such unvested portion of the Stock Grant to execution, attachment or similar legal process, shall be null and void. 7. Procedure for Issuance of Shares. Following the Date of Grant, the Company will issue stock certificates in your name for the Shares, but the stock certificates will remain in the Company’s custody, and the stock certificates will contain a legend describing the restrictions set forth in this Agreement. As soon as practicable after all or any portion of the Stock Grant has vested as provided in Section 3 or 5, the Company shall issue new stock certificates for those Shares, provided that a. you have complied with any requests for representations under the Plan; b. the Company has received proof satisfactory to the Company that a person seeking to receive the Shares after your death or disability is authorized and entitled to receive the Shares; and c. you have satisfied any federal, state, or local tax withholding obligations. The Company will round down any fractional Shares but will not make any cash or other payments in settlement of fractional shares eliminated by rounding. If the Stock Grant has not then fully vested, the Company will carry forward the fractional Shares rather than eliminating them. Notwithstanding the foregoing, the Company, in its sole discretion, may also use

Page 4 of 8 alternatives to issuing physical stock certificates, such as “book entry only” recordation. 8. Compliance with Securities Laws. Upon the acquisition of any Shares pursuant to this Agreement, you shall enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or this Agreement. Nothing herein obligates the Company to register or qualify the Shares pursuant to any federal or state securities laws. 9. Compliance with Laws. Notwithstanding any of the other provisions hereof, you agree that the Company will not be obligated to issue any Shares pursuant to this Agreement, if issuing the Shares would violate any provision of any law or regulation of any governmental authority. Notwithstanding anything to the contrary in Section 7, the certificates representing the Shares of Common Stock issued pursuant to this Agreement will be stamped or otherwise imprinted with legends in such form as the Company may require with respect to any applicable restrictions on sale or transfer. 10. Voting and Other Rights. Subject to the provisions of the Plan and this Agreement, you shall have all of the powers, preferences, and rights of a holder of Common Stock with respect to the Shares comprising the Stock Grant, including the right to vote the Shares and the right to dividends and other distributions, if any. You agree and understand that nothing contained in this Agreement provides, or is intended to provide, you any protection against potential future dilution of your stockholder interest in the Company for any reason, except as otherwise stated within the Plan. Any dividends paid in respect of any unvested portion of the Stock Grant will be subject to the same restrictions and other terms and conditions that apply to the underlying Shares (including vesting terms) with respect to which such dividends are issued. 11. Restrictions on Resales. The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by you or other subsequent transfers by you of any shares of Common Stock issued as a result of the vesting of a Stock Grant, including without limitation (a) restrictions under an insider trading policy and (b) restrictions as to the use of a specified brokerage firm for such resales or other transfers. 12. Not an Employment or service Contract. Nothing in this Agreement restricts the right of the Company or any of its affiliates to terminate your employment or service at any time, with or without cause. The termination of employment or service, whether by the Company or any of its affiliates or otherwise, and regardless of the reason therefore, has the consequences provided for hereunder, under the Plan and under any applicable employment, service or severance agreement. 13. Non-Transferability of Stock Grant. You may not assign or transfer the Stock Grant to anyone other than by will or the laws of descent and distribution until the Shares become vested in accordance with Section 3 or 5 hereof. The Company may cancel the Stock Grant if you attempt to assign or transfer it in a manner inconsistent with this Section 13. 14. Withholding of Tax and Section 83(b) Election. a. You understand and agree that the Company has not advised you regarding your income tax liability in connection with the grant or vesting of the Stock Grant.

Page 5 of 8 You understand that you (and not the Company) shall be solely responsible for your own tax liability that may arise as a result of the transactions contemplated by this Agreement. The grant and vesting of the Stock Grant shall be subject to all applicable income and employment tax withholdings. The Company may refuse to release the restriction on any Shares to you until you satisfy all applicable tax withholding obligations. You acknowledge that the Company has the right, in its discretion, to deduct and retain without notice from shares issuable upon vesting of the Stock Grant (or any portion thereof) or, unless otherwise determined by the Administrator, from salary or other amounts payable to you, shares or cash having a value sufficient to satisfy the tax withholding obligations. b. To the extent required by applicable federal, state, local or foreign law, you shall make arrangements satisfactory to the Company in its sole discretion for the satisfaction of any withholding tax obligations that arise by reason of vesting of the Stock Grant or disposition of shares issued as a result of such vesting. By accepting the Stock Grant, you agree that, unless and to the extent you have otherwise satisfied your tax withholding obligations in a manner permitted or required by the Administrator pursuant to the Plan, the Company is authorized (but not required) to deduct and retain without notice from the Shares in respect of the vested portion of the Stock Grant the whole number of shares (rounding down) having a Fair Market Value on the vesting date or, if not a trading day, the first trading day before the vesting date (as determined by the Company consistent with any applicable tax requirements) sufficient to satisfy the applicable Tax Withholding Obligation. If the withheld shares are not sufficient to satisfy your Tax Withholding Obligation, you agree to pay to the Company as soon as practicable, by cash or check or, unless otherwise determined by the Administrator, deducted from salary or other amounts payable to you, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of shares of Common Stock described above. Furthermore, the Company shall have the right to deduct and withhold any such applicable taxes from, or in respect of, any dividends or other distributions paid on or in respect of the Common Stock comprising the Stock Grant. c. You are ultimately liable and responsible for all taxes owed by you in connection with the Stock Grant, regardless of any action the Company takes or any transaction pursuant to this Section 14 with respect to any tax withholding obligations that arise in connection with the Stock Grant. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, or vesting of the Stock Grant or the subsequent sale of any of the shares of Common Stock acquired upon vesting of the Stock Grant. The Company does not commit and is under no obligation to structure the Stock Grant to reduce or eliminate your tax liability. d. You understand that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between (i) the amount (if any) paid for the Shares, and (ii) the fair market value of the Shares on the date any restrictions on the Shares lapse. You further understand that you may elect to be taxed at the time the Shares are granted rather than when the

Page 6 of 8 applicable restrictions lapse by filing an election under Section 83(b) of the Code with the U.S. Internal Revenue Service within 30 days from the date of purchase of the Shares. You shall notify the Company of your intention to make an election under Section 83(b) of the Code at least five (5) business days before making such election and promptly provide a copy of such election to the Company. 15. Extraordinary Corporate Transactions. You understand and agree that the existence of this Stock Grant will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. 16. Resolution of Disputes. As a condition of this Stock Grant, you, on behalf of yourself, your heirs, successors and personal representatives (“you and your successors”), agree that any dispute or disagreement which may arise hereunder shall be decided by the Administrator. You and your successors agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to the Stock Grant, and you and your successors hereby explicitly waive any right to judicial review. 17. Payment of Purchase Price. If permitted by law, as a condition of this Stock Grant, you hereby authorize the Company to set-off from any salary, wages, bonus or other monies owed to you by the Company or any of its affiliates, the Purchase Price for the Stock Grant or to deem continued service with the Company or its affiliates (and such other good and valuable consideration) to satisfy the obligation to pay the Purchase Price. 18. General. a. This Agreement and the Plan constitute the entire understanding between you and the Company regarding the Stock Grant. Any prior agreements, commitments or negotiations concerning the Stock Grant are superseded. b. The laws of the State of Delaware will govern all matters relating to this Agreement, without regard to the principles of conflict of laws. c. Any notice you give to the Company must be in writing and either hand-delivered or mailed to the Corporate Secretary of the Company (or to the Chief Financial Officer if either you would receive the notice or the position is vacant). If mailed, it should be sent by certified mail and be addressed to the foregoing executive at the Company’s then corporate headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You may change the address for notice by like notice to the Company. Notice will be deemed to have been duly delivered when hand-delivered, or, if mailed, two business days after such notice is postmarked.

Page 7 of 8 d. In the event that any provision of this Agreement is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms hereunder shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision. e. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns. f. The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect. g. All questions arising under the Plan or under this Agreement shall be decided by the Administrator in its total and absolute discretion. COSTAR GROUP, INC. Gene Boxer, General Counsel & Secretary

Page 8 of 8 ACKNOWLEDGMENT Please confirm your acceptance of the terms and conditions of this Stock Grant and the terms and conditions of the Plan within 60 days of issuance of this Agreement. By confirming acceptance, you (a) acknowledge receipt of a copy of the Plan; (b) represent that you have read and are familiar with the Plan’s terms; (c) accept the Stock Grant subject to all of the terms and provisions of this Agreement and of the Plan under which it is granted, as the Plan may be amended in accordance with its terms; and (d) agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to the Stock Grant. NO ONE MAY SELL, TRANSFER, OR DISTRIBUTE THIS STOCK GRANT OR THE SECURITIES THAT MAY BE ISSUED IN CONNECTION WITH THIS STOCK GRANT WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR OTHER INFORMATION AND REPRESENTATIONS SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.